UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2021
(Date of earliest event reported)
Qorvo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7628 Thorndike Road, Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2021, Qorvo, Inc. (the “Company”) announced the appointment of Philip Chesley, age 50, as President of the Company’s Infrastructure & Defense Products segment, effective November 1, 2021. Mr. Chesley succeeds James L. Klein, who previously announced his intention to retire from the Company.

Mr. Chesley most recently served as vice president and general manager of the Industrial and Communications Business Unit at Renesas. He was previously senior VP and general manager of the Automotive, Aerospace and Analog Product Group at Intersil, which was acquired by Renesas in 2017. He joined Intersil in 2004 and served in several executive leadership roles. Prior to that, he was a founder and a director at Primarion, a pioneer in software-programmable digital multiphase power architectures, which was purchased by Infineon.

In connection with Mr. Chesley’s appointment, the Compensation Committee of the Company’s Board of Directors approved the following compensation elements: (i) an annual base salary of $465,000; (ii) a target short-term incentive opportunity of 90% of base salary under the Company’s Short-Term Incentive Plan; and (iii) an up-front service-based restricted stock unit award with a grant date value of $3,000,000, vesting in increments of one-third per year over three years. The Company and Mr. Chesley also entered into a Change in Control Agreement, the form of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2015.

Item 8.01. Other Events.

On November 3, 2021, the Company issued a press release announcing Mr. Chesley’s appointment as President of the Company’s Infrastructure & Defense Products segment. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated November 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Mark J. Murphy
Mark J. Murphy
Chief Financial Officer

Date:    November 3, 2021